Financial Highlights Unaudited (in millions, except percentages and per share data)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
SELECTED INCOME STATEMENT DATA
Net income (loss) available to AHL common shareholders	$720	$276	$432	$(1,065)	$824	NM	14%	$1,428	$(241)	NM
Adjusted operating income (loss) available to common shareholders	370	243	389	(108)	490	NM	32%	657	382	(42)%
Adjusted operating income available to common shareholders excluding notables and AOG	370	305	346	174	98	(44)%	(74)%	657	274	(58)%
FINANCIAL RATIOS
Return on assets (ROA)	2.12%	0.78%	1.19%	(2.95)%	2.03%	NM	(9)bps	2.16%	(0.31)%	NM
Adjusted operating ROA	1.28%	0.82%	1.34%	(0.36)%	1.54%	NM	26bps	1.15%	0.62%	(53)bps
Adjusted operating ROA, excluding notables and AOG	1.28%	1.03%	1.19%	0.59%	0.31%	(28)bps	(97)bps	1.15%	0.45%	(70)bps
Net investment spread – Retirement Services	1.68%	1.13%	1.84%	1.03%	0.96%	(7)bps	(72)bps	1.52%	1.00%	(52)bps
Return on equity (ROE)	25.6%	8.5%	12.8%	(36.5)%	26.8%	NM	120bps	27.7%	(3.4)%	NM
Adjusted operating ROE	16.2%	10.6%	16.7%	(4.4)%	19.4%	NM	NM	14.6%	7.8%	NM
Adjusted operating ROE, excluding notables and AOG	16.2%	13.3%	14.9%	7.6%	4.5%	NM	NM	14.6%	6.1%	NM
Adjusted operating ROE – Retirement Services	18.9%	13.5%	21.6%	10.6%	11.1%	50bps	NM	17.1%	11.4%	NM
EARNINGS AND BOOK VALUE PER COMMON SHARE
Earnings (loss) per common share – basic class A	$3.76	$1.50	$2.43	$(5.81)	$4.25	NM	13%	$7.43	$(0.64)	NM
Earnings (loss) per common share – diluted class A1	3.75	1.50	2.42	(5.81)	4.19	NM	12%	7.41	(0.64)	NM
Adjusted operating earnings (loss) per common share[2]	1.95	1.34	2.21	(0.60)	2.49	NM	28%	3.45	2.01	(42)%
Adjusted operating earnings per common share excluding notables and AOG	1.95	1.67	1.97	1.00	0.58	(42)%	(70)%	3.45	1.60	(54)%
Book value per common share	66.69	74.20	76.21	51.28	75.87	48%	14%	66.69	75.87	14%
Adjusted book value per common share[2]	49.50	50.74	54.02	51.07	51.15	—%	3%	49.50	51.15	3%
SELECTED BALANCE SHEET DATA
Total assets	$138,980	$144,202	$146,875	$142,179	$183,241	29%	32%	$138,980	$183,241	32%
Gross invested assets	116,671	121,140	124,563	128,263	161,965	26%	39%	116,671	161,965	39%
Invested assets – ACRA noncontrolling interests	—	—	(7,077)	(7,063)	(24,696)	NM	NM	—	(24,696)	NM
Net invested assets	116,671	121,140	117,486	121,200	137,269	13%	18%	116,671	137,269	18%
Total liabilities	126,615	130,657	132,734	131,649	167,602	27%	32%	126,615	167,602	32%
Net reserve liabilities	114,680	118,825	114,652	114,273	131,333	15%	15%	114,680	131,333	15%
Debt	991	992	1,467	1,386	1,486	7%	50%	991	1,486	50%
Total AHL shareholders’ equity	12,365	13,545	13,391	9,940	14,711	48%	19%	12,365	14,711	19%
Adjusted AHL common shareholders’ equity	9,127	9,204	9,445	10,097	10,157	1%	11%	9,127	10,157	11%
DEPOSITS
Retail	$1,909	$1,921	$1,136	$1,246	$1,791	44%	(6)%	$3,725	$3,037	(18)%
Flow reinsurance	1,125	609	1,196	861	2,265	163%	101%	2,145	3,126	46%
Funding agreements[3]	299	503	499	823	2,636	220%	NM	299	3,459	NM
Pension risk transfer	706	2,604	809	1,017	229	(77)%	(68)%	2,629	1,246	(53)%
Gross organic deposits	4,039	5,637	3,640	3,947	6,921	75%	71%	8,798	10,868	24%
Gross inorganic deposits	—	—	—	—	28,792	NM	NM	—	28,792	NM
Gross deposits	4,039	5,637	3,640	3,947	35,713	NM	NM	8,798	39,660	NM
Deposits attributable to ACRA noncontrolling interest[4]	—	—	(544)	—	(18,268)	NM	NM	—	(18,268)	NM
Net deposits	$4,039	$5,637	$3,096	$3,947	$17,445	NM	NM	$8,798	$21,392	143%

Note: “NM” represents changes that are not meaningful. Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion of non-GAAP metrics. 1 Diluted earnings per common share on a GAAP basis for Class A common shares, including diluted Class A weighted average common shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards. 2 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. 3 Funding agreements are comprised of our funding agreement backed note program, Federal Home Loan Bank secured funding agreements and long-term repurchase agreements. 4 Deposits attributable to ACRA noncontrolling interest in 4Q’19 were related to pension risk transfer activity. ACRA noncontrolling interest reserve liabilities at inception on October 1, 2019 were $6.1 billion.

Condensed Consolidated Statements of Income (GAAP view) Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
REVENUE
Premiums	$787	$2,688	$907	$1,140	$355	(69)%	(55)%	$2,787	$1,495	(46)%
Product charges	132	135	132	140	141	1%	7%	257	281	9%
Net investment income	1,182	1,090	1,242	745	1,336	79%	13%	2,264	2,081	(8)%
Investment related gains (losses)	1,313	665	965	(3,572)	2,548	NM	94%	3,089	(1,024)	NM
Other revenues	9	6	10	(2)	18	NM	100%	21	16	(24)%
Total revenues	$3,423	$4,584	$3,256	$(1,549)	$4,398	NM	28%	$8,418	$2,849	(66)%

BENEFITS AND EXPENSES
Interest sensitive contract benefits	$1,094	$801	$1,146	$(1,319)	$2,076	NM	90%	$2,610	$757	(71)%
Amortization of deferred sales inducements	13	20	36	10	(21)	NM	NM	18	(11)	NM
Future policy and other policy benefits	1,111	2,955	1,192	1,356	674	(50)%	(39)%	3,440	2,030	(41)%
Amortization of deferred acquisition costs and value of business acquired	261	323	143	(413)	361	NM	38%	492	(52)	NM
Dividends to policyholders	9	12	6	11	9	(18)%	—%	18	20	11%
Policy and other operating expenses	185	194	200	188	218	16%	18%	350	406	16%
Total benefits and expenses	2,673	4,305	2,723	(167)	3,317	NM	24%	6,928	3,150	(55)%
Income (loss) before income taxes	750	279	533	(1,382)	1,081	NM	44%	1,490	(301)	NM
Income tax expense (benefit)	30	(14)	69	(166)	150	NM	NM	62	(16)	NM
Net income (loss)	720	293	464	(1,216)	931	NM	29%	1,428	(285)	NM
Less: Net income (loss) attributable to noncontrolling interests	—	—	13	(169)	88	NM	NM	—	(81)	NM
Net income (loss) attributable to Athene Holding Ltd. shareholders	720	293	451	(1,047)	843	NM	17%	1,428	(204)	NM
Less: Preferred stock dividends	—	17	19	18	19	6%	NM	—	37	NM
Net income (loss) available to Athene Holding Ltd. common shareholders	$720	$276	$432	$(1,065)	$824	NM	14%	$1,428	$(241)	NM

Segment Results of Operations (Management view) Unaudited (in millions, except percentages and per share data)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
CONSOLIDATED
Fixed income and other investment income	$1,175	$1,168	$1,185	$1,188	$1,140	(4)%	(3)%	$2,329	$2,328	—%
Alternative investment income (loss)	170	124	154	(37)	(100)	NM	NM	219	(137)	NM
Net investment earnings	1,345	1,292	1,339	1,151	1,040	(10)%	(23)%	2,548	2,191	(14)%
Cost of crediting	(547)	(576)	(521)	(540)	(560)	(4)%	(2)%	(1,082)	(1,100)	(2)%
Other liability costs[1]	(295)	(358)	(259)	(342)	(215)	37%	27%	(555)	(557)	—%
Cost of funds	(842)	(934)	(780)	(882)	(775)	12%	8%	(1,637)	(1,657)	(1)%
Operating expenses	(87)	(79)	(86)	(79)	(88)	(11)%	(1)%	(169)	(167)	1%
Interest expense	(12)	(12)	(17)	(19)	(28)	(47)%	NM	(25)	(47)	(88)%
Management fees from ACRA	—	—	2	2	3	50%	NM	—	5	NM
Pre-tax adjusted operating income	404	267	458	173	152	(12)%	(62)%	717	325	(55)%
Income tax expense – operating[2]	(34)	(7)	(50)	(24)	(15)	38%	56%	(60)	(39)	35%
Adjusted operating income	370	260	408	149	137	(8)%	(63)%	657	286	(56)%
Preferred stock dividends	—	(17)	(19)	(18)	(19)	(6)%	NM	—	(37)	NM
Adjusted operating income available to common shareholders excluding Apollo	370	243	389	131	118	(10)%	(68)%	657	249	(62)%
Change in fair value of Apollo investment, net of tax[3]	—	—	—	(239)	372	NM	NM	—	133	NM
Adjusted operating income (loss) available to common shareholders	$370	$243	$389	$(108)	$490	NM	32%	$657	$382	(42)%

Adjusted operating earnings (loss) per common share	$1.95	$1.34	$2.21	$(0.60)	$2.49	NM	28%	$3.45	$2.01	(42)%

RETIREMENT SERVICES
Fixed income and other investment income	$1,170	$1,159	$1,172	$1,177	$1,132	(4)%	(3)%	$2,321	$2,309	(1)%
Alternative investment income (loss)	151	105	134	7	(57)	NM	NM	171	(50)	NM
Net investment earnings	1,321	1,264	1,306	1,184	1,075	(9)%	(19)%	2,492	2,259	(9)%
Cost of crediting	(547)	(576)	(521)	(540)	(560)	(4)%	(2)%	(1,082)	(1,100)	(2)%
Other liability costs[1]	(295)	(358)	(259)	(342)	(215)	37%	27%	(555)	(557)	—%
Cost of funds	(842)	(934)	(780)	(882)	(775)	12%	8%	(1,637)	(1,657)	(1)%
Operating expenses	(68)	(67)	(69)	(68)	(71)	(4)%	(4)%	(130)	(139)	(7)%
Interest expense	(1)	—	(5)	(8)	(9)	(13)%	NM	(3)	(17)	NM
Management fees from ACRA	—	—	2	2	3	50%	NM	—	5	NM
Pre-tax adjusted operating income	410	263	454	228	223	(2)%	(46)%	722	451	(38)%
Income tax expense – operating	(34)	(7)	(50)	(24)	(15)	38%	56%	(60)	(39)	35%
Adjusted operating income available to common shareholders	$376	$256	$404	$204	$208	2%	(45)%	$662	$412	(38)%

CORPORATE & OTHER
Fixed income and other investment income	$5	$9	$13	$11	$8	(27)%	60%	$8	$19	138%
Alternative investment income (loss)	19	19	20	(44)	(43)	2%	NM	48	(87)	NM
Net investment earnings (loss)	24	28	33	(33)	(35)	(6)%	NM	56	(68)	NM
Operating expenses	(19)	(12)	(17)	(11)	(17)	(55)%	11%	(39)	(28)	28%
Interest expense	(11)	(12)	(12)	(11)	(19)	(73)%	(73)%	(22)	(30)	(36)%
Adjusted operating income (loss)	(6)	4	4	(55)	(71)	(29)%	NM	(5)	(126)	NM
Preferred stock dividends	—	(17)	(19)	(18)	(19)	(6)%	NM	—	(37)	NM
Adjusted operating loss available to common shareholders excluding Apollo	(6)	(13)	(15)	(73)	(90)	(23)%	NM	(5)	(163)	NM
Change in fair value of Apollo investment, net of tax[3]	—	—	—	(239)	372	NM	NM	—	133	NM
Adjusted operating income (loss) available to common shareholders	$(6)	$(13)	$(15)	$(312)	$282	NM	NM	$(5)	$(30)	NM

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income available to common shareholders and adjusted operating earnings per common share. 1 Other liability costs primarily includes DAC, DSI and VOBA amortization and rider reserve changes for all products, the cost of liabilities on products other than deferred annuities and institutional costs including offsets for premiums, product charges and other revenues. 2 Income tax expense - operating excludes the income tax expense/benefit on the earnings from our investment in Apollo. 3 Change in fair value of Apollo investment, net of tax, including both the change in our investment in Apollo and the tax expense or benefit associated with the income or loss.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages and per share data)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO ATHENE HOLDING LTD. COMMON SHAREHOLDERS TO ADJUSTED OPERATING INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS
Net income (loss) available to Athene Holding Ltd. common shareholders	$720	$276	$432	$(1,065)	$824	NM	14%	$1,428	$(241)	NM
Non-operating adjustments
Realized gains (losses) on sale of AFS securities	41	46	26	12	(11)	NM	NM	53	1	(98)%
Unrealized, allowances and other investment gains (losses)	10	(31)	(12)	(369)	52	NM	NM	39	(317)	NM
Change in fair value of reinsurance assets	570	314	(89)	(1,277)	1,113	NM	95%	1,186	(164)	NM
Offsets to investment gains (losses)	(204)	(163)	28	495	(379)	NM	(86)%	(403)	116	NM
Investment gains (losses), net of offsets	417	166	(47)	(1,139)	775	NM	86%	875	(364)	NM
Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	(57)	(117)	136	65	(405)	NM	NM	(84)	(340)	NM
Integration, restructuring and other non-operating expenses	(11)	(34)	(24)	(4)	(9)	NM	18%	(12)	(13)	(8)%
Stock compensation expense	(3)	(3)	(3)	(10)	—	NM	NM	(6)	(10)	(67)%
Income tax (expense) benefit – non-operating	4	21	(19)	131	(27)	NM	NM	(2)	104	NM
Less: Total non-operating adjustments	350	33	43	(957)	334	NM	(5)%	771	(623)	NM
Adjusted operating income (loss) available to common shareholders	$370	$243	$389	$(108)	$490	NM	32%	$657	$382	(42)%

RECONCILIATION OF BASIC EARNINGS (LOSS) PER CLASS A COMMON SHARES TO ADJUSTED OPERATING EARNINGS (LOSS) PER COMMON SHARE
Basic earnings (loss) per share – Class A common shares	$3.76	$1.50	$2.43	$(5.81)	$4.25	NM	13%	$7.43	$(0.64)	NM
Non-operating adjustments
Realized gains (losses) on sale of AFS securities	0.21	0.25	0.15	0.07	(0.06)	NM	NM	0.28	—	NM
Unrealized, allowances and other investment gains (losses)	0.05	(0.17)	(0.07)	(2.03)	0.26	NM	NM	0.21	(1.67)	NM
Change in fair value of reinsurance assets	3.01	1.72	(0.50)	(7.04)	5.66	NM	88%	6.24	(0.86)	NM
Offsets to investment gains (losses)	(1.07)	(0.89)	0.16	2.73	(1.93)	NM	(80)%	(2.12)	0.61	NM
Investment gains (losses), net of offsets	2.20	0.91	(0.26)	(6.27)	3.93	NM	79%	4.61	(1.92)	NM
Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	(0.30)	(0.65)	0.77	0.36	(2.06)	NM	NM	(0.44)	(1.79)	NM
Integration, restructuring and other non-operating expenses	(0.06)	(0.18)	(0.13)	(0.03)	(0.04)	(33)%	33%	(0.06)	(0.06)	—%
Stock compensation expense	(0.02)	(0.02)	(0.02)	(0.05)	—	NM	NM	(0.03)	(0.05)	(67)%
Income tax (expense) benefit – non-operating	0.02	0.12	(0.11)	0.72	(0.14)	NM	NM	(0.01)	0.55	NM
Less: Total non-operating adjustments	1.84	0.18	0.25	(5.27)	1.69	NM	(8)%	4.07	(3.27)	NM
Effect of items convertible to or settled in Class A common shares	(0.03)	(0.02)	(0.03)	0.06	0.07	17%	NM	(0.09)	0.62	NM
Adjusted operating earnings (loss) per common share	$1.95	$1.34	$2.21	$(0.60)	$2.49	NM	28%	$3.45	$2.01	(42)%

Note: Please refer to Notes to the Financial Supplement section for discussion on adjusted operating income available to common shareholders.

Retirement Services Segment Highlights Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NET INVESTMENT SPREAD – RETIREMENT SERVICES
Net investment earned rate	4.63%	4.31%	4.57%	4.04%	3.44%	(60)bps	NM	4.42%	3.73%	(69)bps
Cost of crediting	1.92%	1.96%	1.83%	1.84%	1.79%	(5)bps	(13)bps	1.92%	1.81%	(11)bps
Other liability costs	1.03%	1.22%	0.90%	1.17%	0.69%	(48)bps	(34)bps	0.98%	0.92%	(6)bps
Cost of funds	2.95%	3.18%	2.73%	3.01%	2.48%	(53)bps	(47)bps	2.90%	2.73%	(17)bps
Net investment spread	1.68%	1.13%	1.84%	1.03%	0.96%	(7)bps	(72)bps	1.52%	1.00%	(52)bps

Average net invested assets	$114,059	$117,338	$114,149	$117,295	$124,943	7%	10%	$112,711	$121,213	8%

COST OF CREDITING – RETIREMENT SERVICES
FIA option costs	$265	$265	$252	$248	$252	2%	(5)%	$530	$500	(6)%
Fixed interest credited to policyholders	183	188	177	174	199	14%	9%	362	373	3%
Cost of crediting on deferred annuities	448	453	429	422	451	7%	1%	892	873	(2)%
Average account value on deferred annuities	90,675	91,467	87,660	88,119	92,814	5%	2%	90,261	90,654	—%
Cost of crediting on deferred annuities rate	1.98%	1.98%	1.95%	1.91%	1.94%	3bps	(4)bps	1.98%	1.92%	(6)bps

Cost of crediting on institutional products	$99	$123	$92	$118	$109	(8)%	10%	$190	$227	19%
Average institutional reserve liabilities	10,470	13,320	12,931	14,250	15,233	7%	45%	10,140	14,742	45%
Cost of crediting on institutional products rate	3.76%	3.68%	2.85%	3.31%	2.87%	(44)bps	(89)bps	3.73%	3.08%	(65)bps

Cost of crediting	$547	$576	$521	$540	$560	4%	2%	$1,082	$1,100	2%

OTHER LIABILITY COSTS – RETIREMENT SERVICES
Change in rider reserve	$138	$114	$124	$183	$128	(30)%	(7)%	$292	$311	7%
DAC, DSI and VOBA amortization	125	226	131	127	84	(34)%	(33)%	216	211	(2)%
Other[1]	32	18	4	32	3	(91)%	(91)%	47	35	(26)%
Other liability costs	$295	$358	$259	$342	$215	(37)%	(27)%	$555	$557	—%

INVESTMENT MARGIN ON DEFERRED ANNUITIES – RETIREMENT SERVICES
Net investment earned rate	4.63%	4.31%	4.57%	4.04%	3.44%	(60)bps	NM	4.42%	3.73%	(69)bps
Cost of crediting on deferred annuities	1.98%	1.98%	1.95%	1.91%	1.94%	3bps	(4)bps	1.98%	1.92%	(6)bps
Investment margin on deferred annuities	2.65%	2.33%	2.62%	2.13%	1.50%	(63)bps	NM	2.44%	1.81%	(63)bps

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Reconciliations for discussion on net investment spread, investment margin on deferred annuities, net investment earned rate, cost of crediting on deferred annuities and other liability costs. 1 Other primarily includes payout annuities, policy maintenance costs, reinsurance expense allowances, excise taxes and non-deferred acquisition costs, net of product charges.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)
	December 31, 2019	June 30, 2020	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$71,374	$74,735	5%
Trading securities, at fair value	2,070	2,075	—%
Equity securities, at fair value	247	237	(4)%
Mortgage loans, net of allowances	14,306	15,203	6%
Investment funds	750	682	(9)%
Policy loans	417	393	(6)%
Funds withheld at interest	15,181	42,269	178%
Derivative assets	2,888	2,379	(18)%
Short-term investments	596	364	(39)%
Other investments, net of allowances	158	359	127%
Total investments	107,987	138,696	28%
Cash and cash equivalents	4,240	6,240	47%
Restricted cash	402	1,281	219%
Investments in related parties
Available-for-sale securities, at fair value	3,804	4,070	7%
Trading securities, at fair value	785	872	11%
Equity securities, at fair value	64	52	(19)%
Mortgage loans, net of allowances	653	626	(4)%
Investment funds	3,550	5,278	49%
Funds withheld at interest	13,220	12,971	(2)%
Other investments, net of allowances	487	474	(3)%
Accrued investment income	807	836	4%
Reinsurance recoverable	4,863	5,310	9%
Deferred acquisition costs, deferred sales inducements and value of business acquired	5,008	5,468	9%
Other assets	1,005	1,067	6%
Total assets	$146,875	$183,241	25%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)
	December 31, 2019	June 30, 2020	Δ
LIABILITIES
Interest sensitive contract liabilities	$102,745	$135,537	32%
Future policy benefits	23,330	24,596	5%
Other policy claims and benefits	138	124	(10)%
Dividends payable to policyholders	113	112	(1)%
Short-term debt	475	—	NM
Long-term debt	992	1,486	50%
Derivative liabilities	97	118	22%
Payables for collateral on derivatives and securities to repurchase	3,255	3,716	14%
Funds withheld liability	408	427	5%
Other liabilities	1,181	1,486	26%
Total liabilities	132,734	167,602	26%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in-capital	4,171	6,090	46%
Retained earnings	6,939	6,437	(7)%
Accumulated other comprehensive income	2,281	2,184	(4)%
Total Athene Holding Ltd. shareholders’ equity	13,391	14,711	10%
Noncontrolling interests	750	928	24%
Total equity	14,141	15,639	11%
Total liabilities and equity	$146,875	$183,241	25%

Investments (GAAP view) Unaudited (in millions, except percentages)
	December 31, 2019		June 30, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
INVESTMENTS AND INVESTMENTS IN RELATED PARTIES SUMMARY
Investments
Available-for-sale securities, at fair value
U.S. government and agencies	$36	—%	$74	—%
U.S. state, municipal and political subdivisions	1,541	1.2%	943	0.6%
Foreign governments	327	0.3%	337	0.2%
Corporate	47,228	36.2%	51,199	31.4%
CLO	7,349	5.6%	7,952	4.9%
ABS	5,118	3.9%	4,773	2.9%
CMBS	2,400	1.8%	2,297	1.4%
RMBS	7,375	5.7%	7,160	4.4%
Total available-for-sale securities, at fair value	71,374	54.7%	74,735	45.8%
Trading securities, at fair value	2,070	1.6%	2,075	1.3%
Equity securities, at fair value	247	0.2%	237	0.1%
Mortgage loans, net of allowances	14,306	11.0%	15,203	9.4%
Investment funds	750	0.6%	682	0.4%
Policy loans	417	0.3%	393	0.2%
Funds withheld at interest	15,181	11.6%	42,269	25.9%
Derivative assets	2,888	2.2%	2,379	1.5%
Short-term investments	596	0.5%	364	0.2%
Other investments	158	0.1%	359	0.2%
Total investments	107,987	82.8%	138,696	85.0%
Investments in related parties
Available-for-sale securities, at fair value
Corporate	19	—%	20	—%
CLO	936	0.7%	1,239	0.8%
ABS	2,849	2.2%	2,811	1.7%
Total available-for-sale securities, at fair value	3,804	2.9%	4,070	2.5%
Trading securities, at fair value	785	0.6%	872	0.5%
Equity securities, at fair value	64	—%	52	—%
Mortgage loans	653	0.5%	626	0.4%
Investment funds	3,550	2.7%	5,278	3.3%
Funds withheld at interest	13,220	10.1%	12,971	8.0%
Other investments	487	0.4%	474	0.3%
Total investments in related parties	22,563	17.2%	24,343	15.0%
Total investments including related parties	$130,550	100.0%	$163,039	100.0%

Net Invested Assets (Management view) Unaudited (in millions, except percentages)
	December 31, 2019		June 30, 2020
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET INVESTED ASSETS
Corporate	$55,077	46.9%	$63,171	46.0%
CLO	10,223	8.7%	11,984	8.7%
Credit	65,300	55.6%	75,155	54.7%
RMBS	8,394	7.1%	8,665	6.3%
CML	14,038	12.0%	15,664	11.4%
RML	4,490	3.8%	4,755	3.5%
CMBS	2,930	2.5%	3,417	2.5%
Real estate	29,852	25.4%	32,501	23.7%
ABS	10,317	8.8%	10,507	7.6%
Alternative investments	5,586	4.8%	6,082	4.4%
State, municipal, political subdivisions and foreign government	2,260	1.9%	1,750	1.3%
Equity securities	365	0.3%	392	0.3%
Short-term investments	624	0.5%	699	0.5%
U.S. government and agencies	49	—%	85	0.1%
Other investments	19,201	16.3%	19,515	14.2%
Cash and equivalents	1,958	1.7%	7,541	5.5%
Policy loans and other	1,175	1.0%	1,244	0.9%
Net invested assets excluding investment in Apollo	117,486	100.0%	135,956	99.0%
Investment in Apollo	—	—%	1,313	1.0%
Net invested assets	$117,486	100.0%	$137,269	100.0%

1 Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest. Please refer to Notes to the Financial Supplement for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliation of investments including related parties to net invested assets.

Investment Funds (GAAP view) Unaudited (in millions, except percentages)
	December 31, 2019		June 30, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
INVESTMENT FUNDS INCLUDING RELATED PARTIES[1]
Investment funds
Real estate	$277	6.4%	$274	4.6%
Credit funds	153	3.6%	115	1.9%
Private equity	236	5.5%	232	3.9%
Real assets	83	2.0%	61	1.0%
Natural resources	1	—%	—	—%
Total investment funds	750	17.5%	682	11.4%
Investment funds – related parties
Differentiated investments
MidCap	547	12.7%	517	8.7%
AmeriHome	487	11.3%	594	10.0%
Catalina	271	6.3%	295	4.9%
Athora	132	3.1%	497	8.3%
Venerable	99	2.3%	118	2.0%
Other	222	5.2%	246	4.1%
Total differentiated investments	1,758	40.9%	2,267	38.0%
Real estate	853	19.8%	709	11.9%
Credit funds	370	8.6%	363	6.1%
Private equity	105	2.4%	255	4.3%
Real assets	182	4.2%	233	3.9%
Natural resources	163	3.8%	95	1.6%
Public equities	119	2.8%	43	0.8%
Investment in Apollo	—	—%	1,313	22.0%
Total investment funds – related parties	3,550	82.5%	5,278	88.6%
Total investment funds including related parties	$4,300	100.0%	$5,960	100.0%

Note: The investment funds balances include the entire investment fund balance attributable to ACRA as ACRA is 100% consolidated. 1 Investment funds, including related parties, is the GAAP measure which does not include investments that we view as alternative investments. Alternative investments include CLO equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, royalties and other investments. Please refer to Notes to the Financial Supplement section for discussion on net invested assets including net alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds, including related parties, to net alternative investments.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)
	December 31, 2019		June 30, 2020
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET ALTERNATIVE INVESTMENTS
Retirement Services
Differentiated investments
AmeriHome	$595	10.7%	$730	12.0%
MidCap	547	9.8%	594	9.8%
Catalina	271	4.9%	295	4.9%
Venerable	99	1.8%	118	1.9%
Other	208	3.7%	309	5.1%
Total differentiated investments	1,720	30.9%	2,046	33.7%
Real estate	1,430	25.6%	1,260	20.7%
Credit	968	17.3%	911	15.0%
Private equity	378	6.8%	550	9.0%
Real assets	349	6.2%	411	6.8%
Natural resources	51	0.9%	45	0.7%
Other	58	1.0%	—	—%
Total Retirement Services	4,954	88.7%	5,223	85.9%
Corporate & Other
Athora	140	2.5%	501	8.2%
Credit	128	2.3%	89	1.5%
Natural resources	245	4.4%	226	3.7%
Public equities[2]	119	2.1%	43	0.7%
Total Corporate & Other	632	11.3%	859	14.1%
Net alternative investments[1]	$5,586	100.0%	$6,082	100.0%

Note: Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest.
1 Net alternative investments does not correspond to the total investment funds, including related parties, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include CLO equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, royalties and other investments. Please refer to Notes to the Financial Supplement section for discussion on net invested assets including net alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds, including related parties, to net alternative investments.

2 Public Equities include: OneMain Financial (OMF) - 2.8 million of shares as of June 30, 2020 and December 31, 2019.

Funds Withheld at Interest (GAAP view) Unaudited (in millions, except percentages)
	December 31, 2019		June 30, 2020
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
FUNDS WITHHELD AT INTEREST INCLUDING RELATED PARTIES
Fixed maturity securities
U.S. government and agencies	$15	0.1%	$15	—%
U.S. state, municipal and political subdivisions	482	1.7%	346	0.6%
Foreign governments	143	0.5%	182	0.3%
Corporate	14,590	51.4%	30,405	55.1%
CLO	2,586	9.1%	3,405	6.2%
ABS	2,510	8.8%	2,781	5.0%
CMBS	756	2.7%	2,157	3.9%
RMBS	1,482	5.2%	2,095	3.8%
Total fixed maturity securities	22,564	79.5%	41,386	74.9%
Equity securities	74	0.3%	68	0.1%
Mortgage loans	4,357	15.3%	5,966	10.8%
Investment funds	807	2.8%	916	1.7%
Derivative assets	224	0.8%	161	0.3%
Short-term investments	157	0.6%	1,012	1.8%
Cash and cash equivalents	239	0.8%	6,736	12.2%
Other assets and liabilities	(21)	(0.1)%	(1,005)	(1.8)%
Total funds withheld at interest including related parties[1]	$28,401	100.0%	$55,240	100.0%

1 Funds withheld at interest represents a receivable for amounts contractually withheld by ceding companies in accordance with modco and funds withheld reinsurance agreements in which we act as the reinsurer. In managing our business we utilize invested assets, where we adjust the presentation for funds withheld and modco transactions to include or exclude the underlying investments based upon the contractual transfer of economic exposure to such underlying investments.

Segment Net Investment Earned Rates (NIER) Unaudited (In millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NIER – CONSOLIDATED
Fixed income and other investments	4.26%	4.11%	4.29%	4.20%	3.78%	(42)bps	(48)bps	4.27%	3.97%	(30)bps
Alternative investments	14.13%	9.26%	11.15%	(2.58)%	(6.75)%	NM	NM	9.28%	(4.70)%	NM
Total net investment earned rate	4.67%	4.35%	4.62%	3.87%	3.29%	(58)bps	NM	4.48%	3.56%	(92)bps

NIER SUMMARY – RETIREMENT SERVICES
Fixed income and other investments	4.26%	4.11%	4.29%	4.20%	3.78%	(42)bps	(48)bps	4.27%	3.98%	(29)bps
Alternative investments	14.46%	8.90%	10.94%	0.56%	(4.38)%	NM	NM	8.42%	(1.95)%	NM
Total net investment earned rate	4.63%	4.31%	4.57%	4.04%	3.44%	(60)bps	NM	4.42%	3.73%	(69)bps

Fixed income and other investment income	$1,170	$1,159	$1,172	$1,177	$1,132	(4)%	(3)%	$2,321	$2,309	(1)%
Alternatives investment income	151	105	134	7	(57)	NM	NM	171	(50)	NM
Total net investment earnings	$1,321	$1,264	$1,306	$1,184	$1,075	(9)%	(19)%	$2,492	$2,259	(9)%

Fixed income and other investments	$109,888	$112,611	$109,250	$112,205	$119,720	7%	9%	$108,651	$116,080	7%
Alternatives investments	4,171	4,727	4,899	5,090	5,223	3%	25%	4,060	5,133	26%
Total average net invested assets	$114,059	$117,338	$114,149	$117,295	$124,943	7%	10%	$112,711	$121,213	8%

NIER SUMMARY – CORPORATE & OTHER
Fixed income and other investments	4.26%	4.12%	4.29%	4.18%	3.78%	(40)bps	(48)bps	3.81%	3.67%	(14)bps
Alternative investments	11.96%	11.95%	12.82%	(29.33)%	(24.20)%	NM	NM	14.80%	(25.34)%	NM
Total net investment earned rate	8.39%	7.28%	7.16%	(8.14)%	(8.91)%	(77)bps	NM	10.05%	(7.94)%	NM

Fixed income and other investment income	$5	$9	$13	$11	$8	(27)%	60%	$8	$19	138%
Alternatives investment income	19	19	20	(44)	(43)	2%	NM	48	(87)	NM
Total net investment earnings	$24	$28	$33	$(33)	$(35)	(6)%	NM	$56	$(68)	NM

Fixed income and other investments	$539	$935	$1,218	$1,027	$856	(17)%	59%	$481	$1,027	114%
Alternatives investments	623	632	619	597	711	19%	14%	632	685	8%
Total average net invested assets ex. Apollo investment	$1,162	$1,567	$1,837	$1,624	$1,567	(4)%	35%	$1,113	$1,712	54%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate and net invested assets. The investment results above are presented net of investment management fees as well as the proportionate share of income/(loss) and investments associated with the ACRA noncontrolling interest. Consolidated and Corporate & Other average net invested assets exclude the assets related to our investment in Apollo when used in the calculation of our net investment earned rate.

NIERs by Asset Class and Apollo Investment Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19[1]	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NIER BY ASSET CLASS
Corporate securities	4.12%	3.94%	4.15%	4.02%	3.80%	(22)bps	(32)bps	4.02%	3.89%	(13)bps
Structured securities
RMBS	5.07%	4.39%	5.03%	5.53%	4.61%	(92)bps	(46)bps	5.56%	5.04%	(52)bps
CLO	4.73%	4.57%	4.45%	4.38%	3.74%	(64)bps	(99)bps	4.86%	4.05%	(81)bps
ABS	4.34%	4.14%	3.88%	4.48%	3.85%	(63)bps	(49)bps	4.16%	4.16%	0bps
CMBS	3.93%	3.96%	5.27%	4.23%	4.39%	16bps	46bps	4.03%	4.31%	28bps
Total structured securities	4.64%	4.33%	4.52%	4.69%	4.05%	(64)bps	(59)bps	4.80%	4.36%	(44)bps
State, municipal, political subdivisions and U.S. and foreign government	3.80%	3.88%	4.07%	4.80%	3.38%	NM	(42)bps	4.03%	3.93%	(10)bps
Mortgage loans	4.54%	4.66%	4.58%	4.36%	4.29%	(7)bps	(25)bps	4.72%	4.32%	(40)bps
Alternative investments	14.13%	9.26%	11.15%	(2.58)%	(6.75)%	NM	NM	9.28%	(4.70)%	NM
Other U.S. and Bermuda net invested assets	2.84%	2.94%	3.33%	2.32%	1.17%	NM	NM	2.67%	1.71%	(96)bps
Consolidated net investment earned rate	4.67%	4.35%	4.62%	3.87%	3.29%	(58)bps	NM	4.48%	3.56%	(92)bps

APOLLO INVESTMENT DETAILS
Change in fair value of Apollo investment	$—	$—	$—	$(297)	$481	NM	NM	$—	$184	NM
Income tax (expense) benefit on Apollo investment	—	—	—	58	(109)	NM	NM	—	(51)	NM
Change in fair value of Apollo investment, net of tax	$—	$—	$—	$(239)	$372	NM	NM	$—	$133	NM

Return on Apollo investment, net of tax	—%	—%	—%	(224.9)%	137.7%	NM	NM	—%	36.9%	NM
Change in fair value of Apollo investment impact on adjusted operating EPS[2]	$—	$—	$—	$(1.36)	$1.79	NM	NM	$—	$0.56	NM
Adjusted operating EPS, excluding AOG	$1.95	$1.34	$2.21	$0.76	$0.70	NM	NM	$3.45	$1.45	NM

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate. The investment results above are presented net of investment management fees as well as the proportionate share of income/(loss) and investments associated with the ACRA noncontrolling interest. 1 In the second quarter of 2019, we implemented a new management fee structure which changed the allocation of fees by asset class. Although the implementation of the new management fee structure had impacts on the allocation of fees by asset class, on a consolidated basis the impact was immaterial. 2 The impact of the Apollo investment on adjusted operating EPS includes removing the income/(loss) on the investment, net of tax, as well as the Athene shares issued in exchange for the AOG units. It does not include an adjustment for the shares issued in exchange for $350 million. For Q1 2020, the calculation also includes the dilution of other stock compensation plans as a result of the exclusion of the loss on the Apollo investment creating adjusted operating income available to common shareholders instead of a loss.

Credit Quality of Securities Unaudited (in millions, except percentages)
	December 31, 2019		June 30, 2020
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$38,667	51.4%	$39,700	50.4%
2	32,336	43.0%	34,124	43.3%
Total investment grade	71,003	94.4%	73,824	93.7%
3	3,300	4.4%	3,916	5.0%
4	740	1.0%	827	1.0%
5	94	0.1%	149	0.2%
6	41	0.1%	89	0.1%
Total below investment grade	4,175	5.6%	4,981	6.3%
Total AFS securities including related parties	$75,178	100.0%	$78,805	100.0%

NRSRO designation
AAA/AA/A	$28,299	37.7%	$30,238	38.4%
BBB	29,032	38.6%	28,443	36.1%
Non-rated[1]	10,014	13.3%	11,142	14.2%
Total investment grade[2]	67,345	89.6%	69,823	88.7%
BB	3,403	4.5%	4,347	5.5%
B	813	1.1%	1,042	1.3%
CCC	1,981	2.6%	1,845	2.3%
CC and lower	1,076	1.4%	1,080	1.4%
Non-rated[1]	560	0.8%	668	0.8%
Total below investment grade	7,833	10.4%	8,982	11.3%
Total AFS securities including related parties	$75,178	100.0%	$78,805	100.0%

	Invested Asset Value[3]	% NAIC 1 or 2	Invested Asset Value[3]	% NAIC 1 or 2
SUMMARY OF NAIC 1 & 2 DESIGNATIONS BY ASSET CLASS (MANAGEMENT VIEW)
Corporate securities	$51,175	92.9%	$57,907	91.7%
RMBS	8,001	95.3%	8,227	95.0%
CLO	10,053	98.3%	11,860	99.0%
ABS	9,476	91.8%	9,587	91.2%
CMBS	2,634	89.9%	3,094	90.5%
Total structured securities	30,164	94.7%	32,768	94.8%
State, municipal, political subdivisions and U.S. and foreign government	2,291	99.2%	1,832	99.8%
Short-term investments	597	95.5%	658	94.1%
Total NAIC 1 & 2 Designations	$84,227		$93,165

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 2 We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment at amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of the recovery of all contractual payments. 3 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments including related parties to net invested assets.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)
	December 31, 2019		June 30, 2020			December 31, 2019		June 30, 2020
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1	$45,836	51.0%	$50,029	49.9%	AAA/AA/A	$33,918	37.7%	$38,256	38.1%
2	38,391	42.7%	43,136	43.0%	BBB	33,902	37.7%	36,108	36.0%
Non-rated[3]	—	—%	—	—%	Non-rated[3]	12,448	13.9%	14,700	14.7%
Total investment grade	84,227	93.7%	93,165	92.9%	Total investment grade	80,268	89.3%	89,064	88.8%
3	4,056	4.5%	5,015	5.0%	BB	3,984	4.4%	4,923	4.9%
4	1,246	1.4%	1,427	1.4%	B	1,300	1.5%	1,719	1.7%
5	289	0.3%	549	0.6%	CCC	2,177	2.4%	2,181	2.2%
6	56	0.1%	122	0.1%	CC and lower	1,138	1.3%	1,223	1.2%
Non-rated[3]	—	—%	—	—%	Non-rated[3]	1,007	1.1%	1,168	1.2%
Total below investment grade	5,647	6.3%	7,113	7.1%	Total below investment grade	9,606	10.7%	11,214	11.2%
Total NAIC designated assets[2]	89,874	100.0%	100,278	100.0%	Total NRSRO designated assets[2]	89,874	100.0%	100,278	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	4,102	29.2%	4,295	27.4%	CM1	4,102	29.2%	4,295	27.4%
CM2	6,050	43.1%	7,253	46.3%	CM2	6,050	43.1%	7,253	46.3%
CM3	3,481	24.8%	3,746	23.9%	CM3	3,481	24.8%	3,746	23.9%
CM4	365	2.6%	370	2.4%	CM4	365	2.6%	370	2.4%
CM5	40	0.3%	—	—%	CM5	40	0.3%	—	—%
CM6	—	—%	—	—%	CM6	—	—%	—	—%
CM7	—	—%	—	—%	CM7	—	—%	—	—%
Total CMLs	14,038	100.0%	15,664	100.0%	Total CMLs	14,038	100.0%	15,664	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	4,423	98.5%	4,624	97.3%	In good standing	4,423	98.5%	4,624	97.3%
90 days late	34	0.8%	87	1.8%	90 days late	34	0.8%	87	1.8%
In foreclosure	33	0.7%	44	0.9%	In foreclosure	33	0.7%	44	0.9%
Total RMLs	4,490	100.0%	4,755	100.0%	Total RMLs	4,490	100.0%	4,755	100.0%
Alternative investments	5,586		6,082		Alternative investments	5,586		6,082
Investment in Apollo	—		1,313		Investment in Apollo	—		1,313
Cash and equivalents	1,958		7,541		Cash and equivalents	1,958		7,541
Equity securities	365		392		Equity securities	365		392
Other[4]	1,175		1,244		Other[4]	1,175		1,244
Net invested assets	$117,486		$137,269		Net invested assets	$117,486		$137,269

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 NAIC and NRSRO designations include corporates, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and U.S. government and agencies securities. 3 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 4 Other includes policy loans, accrued interest, and other net invested assets.

Credit Quality of Net Invested Assets – RMBS, CLOs, ABS (Management view) Unaudited (In millions, except percentages)
	December 31, 2019		June 30, 2020			December 31, 2019		June 30, 2020
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1	$7,610	90.7%	$7,933	91.6%	AAA/AA/A	$1,068	12.7%	$1,286	14.8%
2	391	4.6%	294	3.4%	BBB	717	8.5%	592	6.8%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	2,702	32.2%	2,826	32.6%
Total investment grade	8,001	95.3%	8,227	95.0%	Total investment grade	4,487	53.4%	4,704	54.2%
3	311	3.7%	283	3.2%	BB	288	3.4%	279	3.3%
4	58	0.7%	43	0.5%	B	251	3.0%	294	3.4%
5	10	0.1%	51	0.6%	CCC	2,061	24.6%	2,011	23.2%
6	14	0.2%	61	0.7%	CC and lower	1,134	13.5%	1,223	14.1%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	173	2.1%	154	1.8%
Total below investment grade	393	4.7%	438	5.0%	Total below investment grade	3,907	46.6%	3,961	45.8%
RMBS net invested assets	$8,394	100.0%	$8,665	100.0%	RMBS net invested assets	$8,394	100.0%	$8,665	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1	$5,796	56.7%	$7,312	61.0%	AAA/AA/A	$5,796	56.7%	$7,312	61.0%
2	4,257	41.6%	4,548	38.0%	BBB	4,257	41.6%	4,548	38.0%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total investment grade	10,053	98.3%	11,860	99.0%	Total investment grade	10,053	98.3%	11,860	99.0%
3	141	1.4%	115	0.9%	BB	141	1.4%	115	0.9%
4	22	0.2%	9	0.1%	B	22	0.2%	9	0.1%
5	7	0.1%	—	—%	CCC	7	0.1%	—	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Total below investment grade	170	1.7%	124	1.0%	Total below investment grade	170	1.7%	124	1.0%
CLOs net invested assets	$10,223	100.0%	$11,984	100.0%	CLOs net invested assets	$10,223	100.0%	$11,984	100.0%

CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1	$6,518	63.1%	$6,573	62.6%	AAA/AA/A	$5,297	51.3%	$5,219	49.7%
2	2,958	28.7%	3,014	28.6%	BBB	2,268	22.0%	2,230	21.2%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	1,911	18.5%	2,050	19.5%
Total investment grade	9,476	91.8%	9,587	91.2%	Total investment grade	9,476	91.8%	9,499	90.4%
3	565	5.5%	596	5.7%	BB	545	5.3%	608	5.8%
4	126	1.2%	191	1.8%	B	126	1.2%	199	1.9%
5	150	1.5%	133	1.3%	CCC	6	0.1%	14	0.1%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-rated[2]	—	—%	—	—%	Non-rated[2]	164	1.6%	187	1.8%
Total below investment grade	841	8.2%	920	8.8%	Total below investment grade	841	8.2%	1,008	9.6%
ABS net invested assets	$10,317	100.0%	$10,507	100.0%	ABS net invested assets	$10,317	100.0%	$10,507	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments including related parties to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)
	December 31, 2019		June 30, 2020
	Dollars	Percent of Total	Dollars	Percent of Total
NET RESERVE LIABILITIES
Fixed indexed annuities	$73,346	64.0%	$78,556	59.8%
Fixed rate annuities	19,481	17.0%	27,243	20.8%
Total deferred annuities	92,827	81.0%	105,799	80.6%
Pension risk transfer annuities	8,230	7.2%	9,379	7.1%
Payout annuities	6,383	5.6%	6,609	5.0%
Funding agreements[1]	5,107	4.4%	7,724	5.9%
Life and other	2,105	1.8%	1,822	1.4%
Total net reserve liabilities	$114,652	100.0%	$131,333	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning	$111,791	$114,680	$118,825	$114,652	$114,273	—%	2%	$107,732	$114,652	6%
Gross deposits[2]	4,153	5,759	3,735	4,084	7,031	72%	69%	9,013	11,115	23%
Acquisition and block reinsurance[3]	—	—	—	—	28,792	NM	NM	—	28,792	NM
Deposits attributable to ACRA noncontrolling interest	—	—	(544)	—	(18,288)	NM	NM	—	(18,288)	NM
Net deposits	4,153	5,759	3,191	4,084	17,535	NM	NM	9,013	21,619	140%
Net withdrawals	(2,907)	(2,807)	(2,497)	(2,740)	(3,282)	(20)%	(13)%	(5,687)	(6,022)	(6)%
Sale of ACRA noncontrolling interest to ADIP and ownership changes[4]	—	—	(6,141)	—	335	NM	NM	—	335	NM
Other reserve changes	1,643	1,193	1,274	(1,723)	2,472	NM	50%	3,622	749	(79)%
Net reserve liabilities – ending	$114,680	$118,825	$114,652	$114,273	$131,333	15%	15%	$114,680	$131,333	15%

ACRA NONCONTROLLING INTEREST RESERVE LIABILITY ROLLFORWARD[5]
Reserve liabilities – beginning	$—	$—	$—	$6,574	$6,322	(4)%	NM	$—	$6,574	NM
Deposits	—	—	544	—	20	NM	NM	—	20	NM
Acquisition and block reinsurance[3]	—	—	—	—	18,268	NM	NM	—	18,268	NM
Withdrawals	—	—	(169)	(197)	(317)	(61)%	NM	—	(514)	NM
Sale of ACRA noncontrolling interest to ADIP and ownership changes[4]	—	—	6,141	—	(335)	NM	NM	—	(335)	NM
Other reserve changes	—	—	58	(55)	136	NM	NM	—	81	NM
Reserve liabilities – ending	$—	$—	$6,574	$6,322	$24,094	281%	NM	$—	$24,094	NM

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA investments but do not include the reserve liabilities associated with the noncontrolling interest.  1 Funding agreements are comprised of our funding agreement backed note program, Federal Home Loan Bank secured funding agreements and long-term repurchase agreements. 2 Gross deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business, annuitizations and foreign currency translation adjustments between the transaction date of large transactions and the translation period. Gross deposits include all deposits sourced by Athene, including all of the deposits reinsured to ACRA. 3 Acquisitions and block reinsurance transactions includes the reserve liabilities acquired in our inorganic channel at inception. Effective June 1, 2020, we entered into an agreement with Jackson National Life pursuant to which we agreed to reinsure a block of fixed and fixed indexed annuities on a funds withheld coinsurance basis providing $28.8 billion of gross deposits. 4 ACRA noncontrolling interest reserve liabilities at inception on October 1, 2019 were $6.1 billion. Effective April 1, 2020, ALRe purchased 14,000 newly issued shares in ACRA increasing our ownership from 33% to 36.55% of the economic interests. 5 The ACRA reserve liability rollforward is a rollforward of the GAAP reserve liabilities associated with the noncontrolling interest.

Net Reserve Liabilities & Rollforwards, continued Unaudited (in millions, except percentages)
	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
NET DEFERRED ANNUITY ACCOUNT VALUE ROLLFORWARD[1]
Net account value – beginning	$90,184	$91,165	$91,768	$88,000	$88,238	—%	(2)%	$89,435	$88,000	(2)%
Gross deposits[2]	2,976	2,483	2,237	2,013	3,913	94%	31%	5,776	5,926	3%
Acquisition and block reinsurance[3]	—	—	—	—	27,404	NM	NM	—	27,404	NM
Deposits attributable to ACRA noncontrolling interest	—	—	4	—	(17,398)	NM	NM	—	(17,398)	NM
Net deposits	2,976	2,483	2,241	2,013	13,919	NM	NM	5,776	15,932	176%
Premium and interest bonuses	68	55	34	37	45	22%	(34)%	126	82	(35)%
Fixed and index credits to policyholders	591	560	611	589	443	(25)%	(25)%	1,014	1,032	2%
Surrenders and benefits paid	(2,548)	(2,382)	(2,091)	(2,288)	(2,054)	10%	19%	(4,979)	(4,342)	13%
Sale of ACRA noncontrolling interest to ADIP and ownership changes[4]	—	—	(4,450)	—	221	NM	NM	—	221	NM
Fee and product charges	(106)	(113)	(113)	(113)	(118)	(4)%	(11)%	(207)	(231)	(12)%
Net account value – ending	$91,165	$91,768	$88,000	$88,238	$100,694	14%	10%	$91,165	$100,694	10%

NET INSTITUTIONAL RESERVE LIABILITY ROLLFORWARD (PENSION RISK TRANSFER AND FUNDING AGREEMENTS)
Net reserve liabilities – beginning	$10,404	$11,354	$14,371	$13,337	$15,036	13%	45%	$8,536	$13,337	56%
Gross deposits[2]	1,008	3,106	1,314	1,840	2,865	56%	184%	2,930	4,705	61%
Deposits attributable to ACRA noncontrolling interest	—	—	(548)	—	—	NM	NM	—	—	NM
Net deposits	1,008	3,106	766	1,840	2,865	56%	184%	2,930	4,705	61%
Net withdrawals	(158)	(205)	(204)	(240)	(1,024)	NM	NM	(301)	(1,264)	NM
Sale of ACRA noncontrolling interest to ADIP and ownership changes[4]	—	—	(1,698)	—	117	NM	NM	—	117	NM
Other reserve changes	100	116	102	99	109	10%	9%	189	208	10%
Net reserve liabilities – ending	$11,354	$14,371	$13,337	$15,036	$17,103	14%	51%	$11,354	$17,103	51%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interest. 1 The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity. 2 Gross deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business, annuitizations and foreign currency translation adjustments between the transaction date of large transactions and the translation period. Gross deposits include all deposits sourced by Athene, including all of the deposits reinsured to ACRA. 3 Acquisitions and block reinsurance transactions includes the reserve liabilities acquired in our inorganic channel at inception. Effective June 1, 2020, we entered into an agreement with Jackson National Life pursuant to which we agreed to reinsure a block of fixed and fixed indexed annuities on a funds withheld coinsurance basis providing $28.8 billion of gross deposits. 4 ACRA noncontrolling interest reserve liabilities at inception on October 1, 2019 were $6.1 billion. Effective April 1, 2020, ALRe purchased 14,000 newly issued shares in ACRA increasing our ownership from 33% to 36.55% of the economic interests.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)
	Surrender charge (gross)	Percent of total	Surrender charge (net of MVA)	Percent of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$24,750	24.6%	$24,750	24.6%
0.0% < 2.0%	1,056	1.0%	10,546	10.5%
2.0% < 4.0%	3,891	3.9%	15,170	15.1%
4.0% < 6.0%	11,011	10.9%	18,261	18.1%
6.0% or greater	59,986	59.6%	31,967	31.7%
	$100,694	100.0%	$100,694	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		5.9%	(2.1)%	3.8%

	Deferred annuities	Percent of total	Average surrender charge (gross)
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$24,750	24.6%	—%
Less than 2	18,439	18.3%	5.2%
2 to less than 4	19,138	19.0%	6.7%
4 to less than 6	11,686	11.6%	8.0%
6 to less than 8	12,283	12.2%	9.2%
8 to less than 10	10,886	10.8%	10.2%
10 or greater	3,512	3.5%	14.1%
	$100,694	100.0%

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
MINIMUM GUARANTEES ON DEFERRED ANNUITIES
Fixed indexed annuities	$17,045	$74,075	23%
Fixed rate annuities	11,171	26,619	42%
Total net deferred annuities	$28,216	$100,694	28%

			June 30, 2020
Distance to guarantees[1]			> 100

1 The distance to guarantee reflects the average distance in option costs between the current and guaranteed rates for indexed strategies and between current and guaranteed fixed rates for fixed strategies. The option costs used reflects an estimate of option cost in the market.

	December 31, 2019	June 30, 2020	Δ
DEFERRED ANNUITY RIDER RESERVE SUMMARY
Net rider reserve	$4,091	$4,251	4%
Net account value with rider reserves	37,377	37,807	1%
Rider reserve as a percentage of account value with rider reserves	10.9%	11.2%	30bps

Capitalization & Regulatory Capital Ratios Unaudited (in millions, except percentages)
	Quarterly Trends					Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y
CAPITALIZATION
Total debt	$991	$992	$1,467	$1,386	$1,486	7%	50%
Total AHL shareholders’ equity	12,365	13,545	13,391	9,940	14,711	48%	19%
Total capitalization	13,356	14,537	14,858	11,326	16,197	43%	21%
Less: Accumulated other comprehensive income (loss) (AOCI)	1,760	2,442	2,281	(1,174)	2,184	NM	24%
Less: Accumulated change in fair value of reinsurance assets	639	727	493	(155)	615	NM	(4)%
Total adjusted capitalization	$10,957	$11,368	$12,084	$12,655	$13,398	6%	22%

EQUITY
Total AHL shareholders’ equity	$12,365	$13,545	$13,391	$9,940	$14,711	48%	19%
Less: Preferred stock	839	1,172	1,172	1,172	1,755	50%	109%
Total AHL common shareholders’ equity	11,526	12,373	12,219	8,768	12,956	48%	12%
Less: AOCI	1,760	2,442	2,281	(1,174)	2,184	NM	24%
Less: Accumulated change in fair value of reinsurance assets	639	727	493	(155)	615	NM	(4)%
Total adjusted AHL common shareholders’ equity	$9,127	$9,204	$9,445	$10,097	$10,157	1%	11%

EQUITY BY SEGMENT
Retirement Services	$7,704	$7,494	$7,443	$8,002	$6,957	(13)%	(10)%
Corporate and Other	1,423	1,710	2,002	2,095	3,200	53%	125%
Total adjusted AHL common shareholders’ equity	$9,127	$9,204	$9,445	$10,097	$10,157	1%	11%

FINANCIAL LEVERAGE
Debt to capital ratio	7.4%	6.8%	9.9%	12.2%	9.2%	NM	180bps
AOCI	1.2%	1.5%	1.8%	(1.1)%	1.5%	NM	30bps
Accumulated change in fair value of reinsurance assets	0.4%	0.4%	0.4%	(0.1)%	0.4%	NM	0bps
Adjusted debt to capital ratio	9.0%	8.7%	12.1%	11.0%	11.1%	10bps	210bps

	December 31, 2018	December 31, 2019	Δ
REGULATORY CAPITAL RATIOS
U.S. RBC ratio – Athene Annuity & Life Assurance Company	421%	429%	NM
BSCR – Athene Life Re Ltd.	340%	310%	NM
Athene Life Re Ltd. RBC ratio[1]	405%	443%	NM

1 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our Retirement Services segment, is calculated by applying the NAIC RBC factors to the statutory financial statements of AHL's non-U.S. reinsurance subsidiaries on an aggregate basis with certain adjustments made by management.

Financial Strength, Credit Ratings & Share Data Unaudited (in millions, except percentages)
	A.M. Best	Standard & Poor’s	Fitch
FINANCIAL STRENGTH RATINGS
Athene Annuity & Life Assurance Company	A	A	A
Athene Annuity and Life Company	A	A	A
Athene Annuity & Life Assurance Company of New York	A	A	A
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A	A
Athene Life Re International Ltd.	A	A	A
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A	A	A
Athene Co-Invest Reinsurance Affiliate International Ltd.	A	A	A

CREDIT RATINGS
Athene Holding Ltd.	bbb	BBB+	BBB+
Senior notes	bbb	BBB+	BBB

	Quarterly Trends					Δ		Year-to-Date		Δ
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	Q/Q	Y/Y	2019	2020	Y/Y
SHARE DATA
Weighted average common shares outstanding – basic - Class A	158.5	151.6	144.5	161.4	193.9	20%	22%	159.4	177.6	11%
Weighted average common shares outstanding – diluted – Class A1	158.8	152.0	145.1	161.4	196.9	22%	24%	159.7	177.6	11%
Weighted average common shares outstanding – adjusted operating[2]	189.4	182.3	175.7	181.5	196.9	8%	4%	190.3	190.2	—%
Weighted average common shares outstanding - adjusted operating excluding Apollo[3]	189.4	182.3	175.7	173.3	168.9	(3)%	(11)%	190.3	171.5	(10)%
Common shares outstanding[4]	185.4	182.5	175.7	193.9	193.9	—%	5%	185.4	193.9	5%
Adjusted operating common shares outstanding[2]	184.4	181.4	174.9	197.7	198.6	—%	8%	184.4	198.6	8%

1 Diluted earnings per common share on a GAAP basis for Class A common shares, including diluted Class A weighted average common shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards. 2 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. 3 Weighted average common shares outstanding - adjusted operating excluding Apollo is adjusted to exclude the Athene shares issued in exchange for the AOG units as part of the Apollo transaction, but does not include an adjustment for the shares issued in exchange for $350 million cash. For Q1 2020, the calculation also includes the dilution of other stock compensation plans as a result of the exclusion of the loss on the AOG units creating adjusted operating income available to common shareholders instead of a loss. 4 Represents common shares vested and outstanding for all classes eligible to participate in dividends for each period presented.

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the corresponding GAAP measures.

ADJUSTED OPERATING INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS AND ADJUSTED OPERATING RETURN ON ASSETS (ROA)
Adjusted operating income (loss) available to common shareholders is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our adjusted operating income (loss) available to common shareholders equals net income (loss) available to AHL common shareholders adjusted to eliminate the impact of the following (collectively, the non-operating adjustments):

•
Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities, the change in fair value of reinsurance assets, unrealized gains and losses, allowances, and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the change in credit loss allowances recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit-linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to guaranteed lifetime withdrawal benefit (GLWB) and guaranteed minimum death benefit (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Consists of impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to rider reserves. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses, which are not predictable or related to our underlying profitability drivers.

•
Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, excluding our long-term incentive plan, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain—Consists of adjustments to net income (loss) available to AHL common shareholders as they are not related to our underlying profitability drivers.

•
Income Tax (Expense) Benefit – Non-operating—Consists of the income tax effect of non-operating adjustments and is computed by applying the appropriate jurisdiction’s tax rate to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income (loss) available to AHL common shareholders for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to AHL common shareholders, we believe adjusted operating income (loss) available to common shareholders provides a meaningful financial metric that helps investors understand our underlying results and profitability. Adjusted operating income (loss) available to common shareholders should not be used as a substitute for net income (loss) available to AHL common shareholders.

Adjusted operating ROA is a non-GAAP measure used to evaluate our financial performance and profitability. Adjusted operating ROA is computed using our adjusted operating income (loss) available to common shareholders divided by average net invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for ROA presented under GAAP.

ADJUSTED OPERATING ROE
Adjusted operating ROE is a non-GAAP measure used to evaluate our financial performance excluding the impacts of AOCI and the cumulative change in fair value of funds withheld and modco reinsurance assets, net of DAC, DSI, rider reserve and tax offsets. Adjusted AHL common shareholders’ equity is calculated as the ending AHL shareholders’ equity excluding AOCI, the cumulative change in fair value of funds withheld and modco reinsurance assets and preferred stock. Adjusted operating ROE is calculated as the adjusted operating income (loss) available to common shareholders, divided by average adjusted AHL common shareholders’ equity. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI and the cumulative change in fair value of funds withheld and modco reinsurance assets are useful in analyzing trends in our operating results. To enhance the ability to analyze these measures across periods, interim periods are annualized. Adjusted operating ROE should not be used as a substitute for ROE. However, we believe the adjustments to net income (loss) available to AHL common shareholders and equity are significant to gaining an understanding of our overall financial performance.

ADJUSTED OPERATING EARNINGS (LOSS) PER COMMON SHARE, WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – ADJUSTED OPERATING, AND ADJUSTED BOOK VALUE PER COMMON SHARE
Adjusted operating earnings (loss) per common share, weighted average common shares outstanding – adjusted operating and adjusted book value per common share are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represent an economic view of our share counts and provide a simplified and consistent view of our outstanding shares. Adjusted operating earnings (loss) per common share is calculated as the adjusted operating income (loss) available to common shareholders, over the weighted average common shares outstanding – adjusted operating. Adjusted book value per common share is calculated as the adjusted AHL common shareholders’ equity divided by the adjusted operating common shares outstanding. Effective February 28, 2020, all Class B common shares were converted into Class A common shares and all Class M common shares were converted into warrants and Class A common shares. Our Class B common shares were economically equivalent to Class A common shares and could have been converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares were in the legal form of shares but economically functioned as options as they were convertible into Class A common shares after vesting and settlement of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards were not dilutive, after considering the dilutive effects of the more dilutive securities in the sequence, they were excluded. Weighted average common shares outstanding – adjusted operating and adjusted operating common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Adjusted operating earnings (loss) per common share, weighted average common shares outstanding – adjusted operating and adjusted book value per common share should not be used as a substitute for basic earnings (loss) per share – Class A common shares, basic weighted average common shares outstanding – Class A or book value per common share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Notes to the Financial Supplement, continued
ADJUSTED DEBT TO CAPITAL RATIO
Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative change in fair value of funds withheld and modco reinsurance assets, net of DAC, DSI, rider reserve and tax offsets. Adjusted debt to capital ratio is calculated as total debt divided by adjusted AHL shareholders’ equity. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to total debt and shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization and debt capacity.

RETIREMENT SERVICES NET INVESTMENT SPREAD, INVESTMENT MARGIN ON DEFERRED ANNUITIES, AND OPERATING EXPENSES
Net investment spread is a key measurement of the profitability of our Retirement Services segment. Net investment spread measures our investment performance less the total cost of our liabilities. Net investment earned rate is a key measure of our investment performance, while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Investment margin on our deferred annuities measures our investment performance less the cost of crediting for our deferred annuities, which make up a significant portion of our net reserve liabilities.

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Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, excluding the impacts of our investment in Apollo, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add (a) alternative investment gains and losses, (b) gains and losses related to trading securities for CLOs, (c) net VIE impacts (revenues, expenses and noncontrolling interest), (d) forward points gains and losses on foreign exchange derivative hedges and (e) the change in fair value of reinsurance assets, and removes the proportionate share of the ACRA net investment income associated with the ACRA noncontrolling interest as well as the gain or loss on our investment in Apollo. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

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Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interest. Cost of funds is computed as the total liability costs divided by the average net invested assets, excluding our investment in Apollo, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

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Cost of crediting includes the costs for both deferred annuities and institutional products. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of PRT costs including interest credited, benefit payments and other reserve changes, net of premiums received when issued, as well as funding agreement costs including the interest payments and other reserve changes. Cost of crediting is computed as the cost of crediting for deferred annuities and institutional products divided by the average net invested assets, excluding the investment in Apollo, for the relevant periods. Cost of crediting on deferred annuities is computed as the net interest credited on fixed strategies and option costs on indexed annuity strategies divided by the average net account value of our deferred annuities. Cost of crediting on institutional products is computed as the PRT and funding agreement costs divided by the average net institutional reserve liabilities. Our average net invested assets, excluding our investment in Apollo, net account values and net institutional reserve liabilities are averaged over the number of quarters in the relevant period to obtain our associated cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

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Other liability costs include DAC, DSI and VOBA amortization, change in rider reserves, the cost of liabilities on products other than deferred annuities and institutional products, excise taxes, premiums, product charges and other revenues. We believe a measure like other liability costs is useful in analyzing the trends of our core business operations and profitability. While we believe other liability costs is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under GAAP.

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Net investment earned rate, cost of funds, net investment spread and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our business. We believe these metrics are useful in analyzing the trends of our business operations, profitability and pricing discipline. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income, interest sensitive contract benefits or total benefits and expenses presented under GAAP.

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Operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation expense, interest expense and policy acquisition expenses. We believe a measure like operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under GAAP.

NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Net invested assets represents the investments that directly back our net reserve liabilities as well as surplus assets. Net invested assets, excluding our investment in Apollo, is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an allowance for credit losses. Net invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets includes our proportionate share of ACRA investments, based on our economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Net invested assets also includes our investment in Apollo. Our net invested assets, excluding our investment in Apollo, are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Net reserve liabilities include (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but does not include the proportionate share of reserve liabilities associated with the noncontrolling interest. Net reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under GAAP.

SALES
Sales statistics do not correspond to revenues under GAAP but are used as relevant measures to understand our business performance as it relates to deposits generated during a specific period of time. Our sales statistics include deposits for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). While we believe sales is a meaningful metric and enhances our understanding of our business performance, it should not be used as a substitute for premiums presented under GAAP.

Non-GAAP Reconciliations Unaudited (in millions, except per share data)
	Quarterly Trends					Year-to-Date
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	2019	2020
RECONCILIATION OF BOOK VALUE PER COMMON SHARE TO ADJUSTED BOOK VALUE PER COMMON SHARE
Book value per common share	$66.69	$74.20	$76.21	$51.28	$75.87
Preferred stock	(4.53)	(6.42)	(6.67)	(6.04)	(9.05)
AOCI	(9.49)	(13.38)	(12.98)	6.06	(11.26)
Accumulated change in fair value of reinsurance assets	(3.45)	(3.98)	(2.80)	0.80	(3.17)
Effect of items convertible to or settled in Class A common shares	0.28	0.32	0.26	(1.03)	(1.24)
Adjusted book value per common share	$49.50	$50.74	$54.02	$51.07	$51.15

RECONCILIATION OF AVERAGE AHL SHAREHOLDERS’ EQUITY TO AVERAGE ADJUSTED AHL COMMON SHAREHOLDERS’ EQUITY
Average AHL shareholders’ equity	$11,241	$12,955	$13,468	$11,666	$12,326	$10,321	$14,051
Less: Average preferred stock	420	1,006	1,172	1,172	1,464	420	1,464
Less: Average AOCI	1,233	2,101	2,362	554	505	644	2,233
Less: Average accumulated change in fair value of reinsurance assets	474	683	610	169	230	282	554
Average adjusted AHL common shareholders’ equity	$9,114	$9,165	$9,324	$9,771	$10,127	$8,975	$9,800

Retirement Services	$7,952	$7,598	$7,468	$7,722	$7,480	$7,755	$7,199
Corporate and Other	1,162	1,567	1,856	2,049	2,647	1,220	2,601
Average adjusted AHL common shareholders’ equity	$9,114	$9,165	$9,324	$9,771	$10,127	$8,975	$9,800

RECONCILIATION OF BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – CLASS A TO WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – ADJUSTED OPERATING
Basic weighted average common shares outstanding – Class A	158.5	151.6	144.5	161.4	193.9	159.4	177.6
Conversion of Class B common shares to Class A common shares	25.4	25.4	25.4	16.9	—	25.4	8.5
Conversion of Class M common shares to Class A common shares	5.1	4.9	5.2	3.2	—	5.1	1.3
Effect of other stock compensation plans	0.4	0.4	0.6	—	3.0	0.4	2.8
Weighted average common shares outstanding – adjusted operating	189.4	182.3	175.7	181.5	196.9	190.3	190.2

RECONCILIATION OF CLASS A COMMON SHARES OUTSTANDING TO ADJUSTED OPERATING COMMON SHARES OUTSTANDING
Class A common shares outstanding	152.6	149.8	142.8	193.9	193.9
Conversion of Class B common shares to Class A common shares	25.4	25.4	25.4	—	—
Conversion of Class M common shares to Class A common shares	5.3	5.1	5.5	—	—
Effect of other stock compensation plans	1.1	1.1	1.2	3.8	4.7
Adjusted operating common shares outstanding	184.4	181.4	174.9	197.7	198.6

Non-GAAP Reconciliations Unaudited (in millions, except percentages)
	Quarterly Trends					Year-to-Date
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	2019	2020
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO ADJUSTED OPERATING INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS EXCLUDING NOTABLES AND AOG
Net income (loss) available to Athene Holding Ltd. common shareholders	$720	$276	$432	$(1,065)	$824	$1,428	$(241)
Less: Total non-operating adjustments	350	33	43	(957)	334	771	(623)
Adjusted operating income (loss) available to common shareholders	370	243	389	(108)	490	657	382
Notable items	—	62	(43)	43	(20)	—	25
Adjusted operating income (loss) available to common shareholders excluding notable items	$370	$305	$346	$(65)	$470	$657	$407

Retirement Services adjusted operating income available to common shareholders	$376	$256	$404	$204	$208	$662	$412
Rider reserve and DAC equity market performance	—	5	(25)	50	(22)	—	28
Actuarial updates	—	—	(22)	—	—	—	—
Out of period actuarial adjustments	—	13	—	—	—	—	—
Unlocking	—	48	—	—	—	—	—
Tax impact of notable items	—	(4)	4	(7)	2	—	(3)
Retirement Services notable items	—	62	(43)	43	(20)	—	25
Retirement Services adjusted operating income available to common shareholders excluding notable items	376	318	361	247	188	662	437

Corporate and Other adjusted operating income (loss) available to common shareholders	(6)	(13)	(15)	(312)	282	(5)	(30)
Adjusted operating income (loss) available to common shareholders excluding notable items	370	305	346	(65)	470	657	407
Less: Change in fair value of Apollo investment, net of tax	—	—	—	(239)	372	—	133
Adjusted operating income available to common shareholders excluding notables and AOG	$370	$305	$346	$174	$98	$657	$274

Non-GAAP Reconciliations Unaudited (in millions, except percentages)
	Quarterly Trends					Year-to-Date
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	2019	2020
RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
GAAP net investment income	$1,182	$1,090	$1,242	$745	$1,336	$2,264	$2,081
Change in fair value of reinsurance assets	161	199	188	270	218	293	488
Alternative income gain (loss)	12	6	(12)	(101)	56	7	(45)
ACRA noncontrolling interest	—	—	(61)	(72)	(81)	—	(153)
Apollo investment (income) loss	—	—	—	297	(481)	—	(184)
Held for trading amortization and other	(10)	(3)	(18)	12	(8)	(16)	4
Total adjustments to arrive at net investment earnings	163	202	97	406	(296)	284	110
Total net investment earnings	$1,345	$1,292	$1,339	$1,151	$1,040	$2,548	$2,191

Retirement Services	$1,321	$1,264	$1,306	$1,184	$1,075	$2,492	$2,259
Corporate and Other	24	28	33	(33)	(35)	56	(68)
Total net investment earnings	$1,345	$1,292	$1,339	$1,151	$1,040	$2,548	$2,191

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
GAAP net investment income rate	4.10%	3.67%	4.28%	2.51%	4.22%	3.98%	3.39%
Change in fair value of reinsurance assets	0.56%	0.67%	0.65%	0.90%	0.69%	0.52%	0.79%
Alternative income gain (loss)	0.04%	0.02%	(0.04)%	(0.34)%	0.18%	0.01%	(0.08)%
ACRA noncontrolling interest	—%	—%	(0.21)%	(0.24)%	(0.26)%	—%	(0.25)%
Apollo investment (income) loss	—%	—%	—%	1.00%	(1.52)%	—%	(0.30)%
Held for trading amortization and other	(0.03)%	(0.01)%	(0.06)%	0.04%	(0.02)%	(0.03)%	0.01%
Total adjustments to arrive at net investment earned rate	0.57%	0.68%	0.34%	1.36%	(0.93)%	0.50%	0.17%
Consolidated net investment earned rate	4.67%	4.35%	4.62%	3.87%	3.29%	4.48%	3.56%

Retirement Services	4.63%	4.31%	4.57%	4.04%	3.44%	4.42%	3.73%
Corporate and Other	8.39%	7.28%	7.16%	(8.14)%	(8.91)%	10.05%	(7.94)%
Consolidated net investment earned rate	4.67%	4.35%	4.62%	3.87%	3.29%	4.48%	3.56%

Retirement Services	$114,059	$117,338	$114,149	$117,295	$124,943	$112,711	$121,213
Corporate and Other ex. Apollo investment	1,162	1,567	1,837	1,624	1,567	1,113	1,712
Consolidated average net invested assets ex. Apollo investment	$115,221	$118,905	$115,986	$118,919	$126,510	$113,824	$122,925

Non-GAAP Reconciliations Unaudited (in millions, except percentages)
	Quarterly Trends					Year-to-Date
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	2019	2020
RECONCILIATION OF INTEREST SENSITIVE CONTRACT BENEFITS TO COST OF CREDITING
GAAP interest sensitive contract benefits	$1,094	$801	$1,146	$(1,319)	$2,076	$2,610	$757
Interest credited other than deferred annuities and institutional products	50	63	64	63	75	105	138
FIA option costs	280	282	269	266	271	558	537
Product charges (strategy fees)	(29)	(31)	(31)	(32)	(34)	(57)	(66)
Reinsurance embedded derivative impacts	14	14	14	14	15	29	29
Change in fair values of embedded derivatives – FIAs	(868)	(560)	(905)	1,504	(1,734)	(2,179)	(230)
Negative VOBA amortization	7	9	8	7	5	19	12
ACRA noncontrolling interest	—	—	(42)	38	(113)	—	(75)
Other changes in interest sensitive contract liabilities	(1)	(2)	(2)	(1)	(1)	(3)	(2)
Total adjustments to arrive at cost of crediting	(547)	(225)	(625)	1,859	(1,516)	(1,528)	343
Retirement Services cost of crediting	$547	$576	$521	$540	$560	$1,082	$1,100

GAAP interest sensitive contract benefits	3.84%	2.73%	4.02%	(4.50)%	6.65%	4.63%	1.25%
Interest credited other than deferred annuities and institutional products	0.18%	0.21%	0.23%	0.21%	0.24%	0.19%	0.22%
FIA option costs	0.98%	0.96%	0.94%	0.91%	0.86%	0.99%	0.88%
Product charges (strategy fees)	(0.10)%	(0.10)%	(0.11)%	(0.11)%	(0.11)%	(0.10)%	(0.11)%
Reinsurance embedded derivative impacts	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Change in fair values of embedded derivatives – FIAs	(3.05)%	(1.91)%	(3.17)%	5.13%	(5.55)%	(3.86)%	(0.38)%
Negative VOBA amortization	0.02%	0.03%	0.03%	0.02%	0.02%	0.03%	0.02%
ACRA noncontrolling interest	—%	—%	(0.15)%	0.13%	(0.37)%	—%	(0.12)%
Other changes in interest sensitive contract liabilities	—%	(0.01)%	(0.01)%	—%	—%	(0.01)%	—%
Total adjustments to arrive at cost of crediting	(1.92)%	(0.77)%	(2.19)%	6.34%	(4.86)%	(2.71)%	0.56%
Retirement Services cost of crediting	1.92%	1.96%	1.83%	1.84%	1.79%	1.92%	1.81%

Retirement Services cost of crediting on deferred annuities	1.98%	1.98%	1.95%	1.91%	1.94%	1.98%	1.92%
Retirement Services cost of crediting on institutional products	3.76%	3.68%	2.85%	3.31%	2.87%	3.73%	3.08%
Retirement Services cost of crediting	1.92%	1.96%	1.83%	1.84%	1.79%	1.92%	1.81%

Retirement Services average net invested assets	$114,059	$117,338	$114,149	$117,295	$124,943	$112,711	$121,213
Average net account value on deferred annuities	90,675	91,467	87,660	88,119	92,814	90,261	90,654
Average institutional net reserve liabilities	10,470	13,320	12,931	14,250	15,233	10,140	14,742

Non-GAAP Reconciliations Unaudited (in millions)
	Quarterly Trends					Year-to-Date
	2Q’19	3Q’19	4Q’19	1Q’20	2Q’20	2019	2020
RECONCILIATION OF BENEFITS AND EXPENSES TO OTHER LIABILITY COSTS
GAAP benefits and expenses	$2,673	$4,305	$2,723	$(167)	$3,317	$6,928	$3,150
Premiums	(787)	(2,688)	(907)	(1,140)	(355)	(2,787)	(1,495)
Product charges	(132)	(135)	(132)	(140)	(141)	(257)	(281)
Other revenues	(9)	(6)	(10)	2	(18)	(21)	(16)
Cost of crediting	(253)	(280)	(238)	(259)	(275)	(495)	(534)
Change in fair value of embedded derivatives - FIA, net of offsets	(817)	(497)	(1,003)	1,456	(1,445)	(2,077)	11
DAC, DSI and VOBA amortization related to investment gains and losses	(181)	(151)	28	425	(323)	(354)	102
Rider reserves	(24)	(9)	3	76	(46)	(52)	30
Policy and other operating expenses, excluding policy acquisition expenses	(117)	(130)	(138)	(117)	(145)	(220)	(262)
AmerUs closed block fair value liability	(59)	(46)	6	45	(100)	(112)	(55)
ACRA noncontrolling interest	—	—	(74)	165	(241)	—	(76)
Other	1	(5)	1	(4)	(13)	2	(17)
Total adjustments to arrive at other liability costs	(2,378)	(3,947)	(2,464)	509	(3,102)	(6,373)	(2,593)
Other liability costs	$295	$358	$259	$342	$215	$555	$557

Retirement Services	$295	$358	$259	$342	$215	$555	$557
Corporate and Other	—	—	—	—	—	—	—
Consolidated other liability costs	$295	$358	$259	$342	$215	$555	$557

RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OPERATING EXPENSES
Policy and other operating expenses	$185	$194	$200	$188	$218	$350	$406
Interest expense	(15)	(15)	(20)	(20)	(29)	(32)	(49)
Policy acquisition expenses, net of deferrals	(69)	(63)	(62)	(71)	(73)	(131)	(144)
Integration, restructuring and other non-operating expenses	(11)	(34)	(24)	(4)	(9)	(12)	(13)
Stock compensation expenses	(3)	(3)	(3)	(10)	—	(6)	(10)
ACRA noncontrolling interest	—	—	(5)	(4)	(19)	—	(23)
Total adjustments to arrive at operating expenses	(98)	(115)	(114)	(109)	(130)	(181)	(239)
Operating expenses	$87	$79	$86	$79	$88	$169	$167

Retirement Services	$68	$67	$69	$68	$71	$130	$139
Corporate and Other	19	12	17	11	17	39	28
Consolidated operating expenses	$87	$79	$86	$79	$88	$169	$167

Non-GAAP Reconciliations Unaudited (in millions)
	December 31, 2019	June 30, 2020
RECONCILIATION OF TOTAL INVESTMENTS INCLUDING RELATED PARTIES TO NET INVESTED ASSETS
Total investments, including related parties	$130,550	$163,039
Derivative assets	(2,888)	(2,379)
Cash and cash equivalents (including restricted cash)	4,639	7,521
Accrued investment income	807	836
Payables for collateral on derivatives	(2,743)	(2,117)
Reinsurance funds withheld and modified coinsurance	(1,440)	(203)
VIE and VOE assets, liabilities and noncontrolling interest	25	(18)
Unrealized (gains) losses	(4,095)	(3,782)
Ceded policy loans	(235)	(225)
Net investment receivables (payables)	(57)	(1,281)
Allowance for credit losses	—	574
Total adjustments to arrive at gross invested assets	(5,987)	(1,074)
Gross invested assets	124,563	161,965
ACRA noncontrolling interest	(7,077)	(24,696)
Net invested assets	$117,486	$137,269

RECONCILIATION OF INVESTMENT FUNDS INCLUDING RELATED PARTIES TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties	$4,300	$5,960
Nonredeemable preferred stock included in equity securities	78	—
CLO and ABS equities included in trading securities	405	504
Investment in Apollo	—	(1,313)
Investment funds within funds withheld at interest	807	916
Royalties and other assets included in other investments	67	85
Unrealized (gains) losses and other adjustments	8	8
ACRA noncontrolling interest	(79)	(78)
Total adjustments to arrive at net alternative investments	1,286	122
Net alternative investments	$5,586	$6,082

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$132,734	$167,602
Short-term debt	(475)	—
Long-term debt	(992)	(1,486)
Derivative liabilities	(97)	(118)
Payables for collateral on derivatives and securities to repurchase	(3,255)	(3,118)
Funds withheld liability	(408)	(427)
Other liabilities	(1,181)	(1,486)
Reinsurance ceded receivables	(4,863)	(5,310)
Policy loans ceded	(235)	(225)
ACRA noncontrolling interest	(6,574)	(24,094)
Other	(2)	(5)
Total adjustments to arrive at net reserve liabilities	(18,082)	(36,269)
Net reserve liabilities	$114,652	$131,333